                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                          U.S. PHYSICAL THERAPY, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED JULY 11, 2000


          THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT

          5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, AUGUST 10, 2000
                         UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

BY MAIL, OVERNIGHT DELIVERY OR HAND:            BY FACSIMILE TRANSMISSION:
                                               (Eligible Institutions only.
                                                   See Instruction 1)

Continental Stock Transfer and Trust Company           (212) 616-7610
2 Broadway
New York, NY  10004                                  CONFIRM BY TELEPHONE:
                                                   (212) 509-4000 (ext. 535)

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE
   WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO U.S. PHYSICAL THERAPY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE
    VALID DELIVERY. DELIVERIES TO DTC WILL NOT CONSTITUTE VALID DELIVERY TO
                                THE DEPOSITARY.


-----------------------------------------------------------------------------------------------------------------------------

                                 DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
-----------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                SHARES TENDERED
(please fill in, if blank, exactly as name(s) appear(s) on certificate(s))   (attach signed additional list if necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL NUMBER OF
                                                                                              SHARES
                                                                       CERTIFICATE(S)     REPRESENTED BY       NUMBER OF
                                                                           NUMBER1        CERTIFICATE(S)2   SHARES TENDERED3
                                                                      ------------------ ------------------ -----------------
                                                                      ------------------ ------------------ -----------------

                                                                      ------------------ ------------------ -----------------
                                                                      ------------------ ------------------ -----------------

                                                                      ------------------ ------------------ -----------------
                                                                      ------------------ ------------------ -----------------

                                                                      ------------------ ------------------ -----------------
                                                                      ------------------ ------------------ -----------------

                                                                      ------------------ ------------------ -----------------
                                                                      ------------------ ------------------ -----------------
-----------------------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration. If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares be selected for purchase by the Depositary. See Instruction 10.

1st:                       2nd:                        3rd:                      4th:                             5th:
-----------------------------------------------------------------------------------------------------------------------------

1 Need not be completed by stockholders tendering Shares by book-entry transfer.
2 This letter of transmittal may not be used for Shares attributable to accounts under the U.S. Physical Therapy, Inc. Stock Option Plans. See
  Section 3, "Procedures for Tendering Shares-Stock Option Plans" in the Offer to Purchase.
3 If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

If you wish to tender all or any part of your Shares of Common Stock you should either:

o complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either mail or deliver it with any required signature guarantee and any other required documents to Continental Stock Transfer & Trust Company (the "Depositary"), and either mail or deliver the stock certificates for your Shares to the Depositary (with all such other documents) or tender your Shares pursuant to the procedure for book-entry tender set forth in Section 3, or
o request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Shares of Common Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee you should contact such person if you desire to tender your Shares.

If you desire to tender Shares of Common Stock and your certificates for such Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer you must tender such Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

      Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to J. Michael Mullin, Chief Financial Officer, U.S. Physical Therapy, Inc., 3040 Post Oak Blvd., Suite 222, Houston, Texas 77056 (telephone: (713) 297-7000).

LOST, STOLEN OR DESTROYED CERTIFICATES:

  [ ] Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen. See Instruction 16.

       Number of Shares represented by lost, destroyed or stolen
       certificates:
                    ------------------

-------------------------------------------------------------------------------
                                METHOD OF TENDER
-------------------------------------------------------------------------------
UNCONDITIONAL TENDER OF SHARES (CHECK ONE BOX):

[ ]  Check here if tendered Shares are enclosed herewith.

[ ] Check here if tendered Shares are being delivered by book-entry transfer made to the account maintained by the Depositary at DTC and complete the following (for use by Eligible Institutions only):

        Name of Tendering Institution:
                                      -----------------------------------------

        DTC Account Number:
                           ----------------------------------------------------

        Transaction Code Number:
                                -----------------------------------------------

[ ] Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery enclosed herewith and complete the following (for use by Eligible Institutions only):

        Name of Registered Holder(s):
                                     ------------------------------------------

        Window Ticket Number (if any):
                                      -----------------------------------------

        Date of Execution of Notice of Guaranteed Delivery:
                                                           --------------------

        Name of Eligible Institution that Guaranteed Delivery:
                                                              -----------------

-------------------------------------------------------------------------------
CONDITIONAL TENDER OF SHARES (See Instruction 9) Odd Lot Shares cannot be conditionally tendered.

[ ] Check here if tendering all of your Shares and if your tender of Shares is conditional on the purchase by U.S. Physical Therapy of all or a minimum number of your Shares and complete the following:

        Minimum Number of Shares to be Sold:
                                            -----------------------------------

-------------------------------------------------------------------------------
ODD LOTS (See Instruction 8)

[ ]  Check here if you own an aggregate of 99 or fewer Shares (excluding
     Shares attributable to individual accounts under the Stock Option
     Plans) and you are tendering all of your Shares.
-------------------------------------------------------------------------------

TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY

         You, the undersigned, hereby tender to U.S. Physical Therapy, Inc., a Nevada corporation, the above described shares of our Common Stock, $.01 par value per share (the "Shares"), at a price of $11.00 per Share in cash, upon the terms and subject to the conditions set forth in our Offer to Purchase, dated July 11, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged by you, and in this Letter of Transmittal (which together constitute the "Offer").

         Subject to and effective upon acceptance for payment of and payment for the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), you hereby sell, assign and transfer to, or upon the order of, us all right, title and interest in and to all the Shares that are being tendered hereby and order the registration of all such Shares if tendered by book-entry transfer that are purchased pursuant to the Offer and hereby irrevocably constitute and appoint the Depositary as your true and lawful agent and attorney-in-fact (with full knowledge that said Depositary also acts as the agent of U.S. Physical Therapy) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, us upon receipt by the Depositary, as your agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

         (b) present certificates for such Shares for cancellation and transfer on our books; and

         (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

You hereby represent and warrant to us that:

         (a) you understand that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute your acceptance of the terms and conditions of the Offer, including your representation and warranty to us that:

                  (i) you have a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and

                  (ii) such tender of Shares complies with Rule 14e-4 under the 1934 Act;

         (b) you have full power and authority to tender, sell, assign and transfer Shares tendered hereby and that, when and to the extent we accept such Shares for purchase, we will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

         (c) on request, you will execute and deliver any additional documents we or the Depositary deem necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

         (d) you have read and agree to all of the terms of the Offer.

         All authorities conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of you, and any obligation of you hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of you. Except as stated in the Offer to Purchase, this tender is irrevocable. Our acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between you and us upon the terms and subject to the conditions of the Offer.

         The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that you wish to tender, should be set forth in the appropriate boxes above. Any order (by certificate number) in which the tendered Shares must be purchased should also be indicated above. You understand that we will purchase all Shares of Common Stock properly tendered and not validly withdrawn for $11.00 per Share (the "Purchase Price"), subject to the terms and the conditions of the Offer, including the proration and conditional tender provisions, and that we will return all other tendered Shares not purchased pursuant to the Offer, including Shares not purchased because of proration or conditional tender.

         You recognize that, under certain circumstances set forth in the Offer to Purchase, we may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, you understand that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to you at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. You recognize that we have no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if we purchase none of the Shares represented by such certificate or tendered by such book-entry transfer.

         The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of you and mailed to the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below.

------------------------------------------------------------------------------------------------------------------------------
  (See Instructions 1, 4, 6, 7 and 11) (See Instructions 1, 4, 6 and 11) To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

           SPECIAL PAYMENT INSTRUCTIONS                                          SPECIAL DELIVERY INSTRUCTIONS


[ ]  ISSUE CERTIFICATE(S) AND/OR CHECK TO:                        [ ]  MAIL CERTIFICATE(S) AND/OR CHECK TO:

Name:                                                             Name:
     --------------------------------------------------                ---------------------------------------------------
                    (please print or type)                                             (please print or type)

Address:                                                          Address:
        ------------------------------------------------                  ----------------------------------------------------
                      (include zip code)                                                    (include zip code)


--------------------------------------------------------
         Tax identification or Social Security Number
                (See IRS Substitute Form W-9)
-------------------------------------------------------------------------------------------------------------------------------

                           HOLDER(S) PLEASE SIGN HERE
                         (See Instructions 2, 5 and 6)
           (Please Complete IRS Substitute Form W-9 Contained Herein)

         Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or, in the case of book-entry securities, on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer's full title and see Instruction 6.

----------------------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF OWNER(S)                                           GUARANTEE OF SIGNATURES
                                                                              (See Instructions 1 and 6 below)
                                                                            Certain Signatures Must be Guaranteed
                                                                                 by an Eligible Institution



X                                                                 ----------------------------------------------------------
  -----------------------------------------------------                              (Authorized Signature)


X
  -----------------------------------------------------           ----------------------------------------------------------
  (Signature(s) of Holder(s) or Authorized Signatory)                                     (Print Name)


Date:                , 2000                                       ----------------------------------------------------------
      --------------                                                                (Capacity (full title))


Name(s):                                                          ----------------------------------------------------------
         ----------------------------------------------              (Name of Eligible Institution Guaranteeing Signature)
                       (Please Print)


Capacity:
          ---------------------------------------------           ----------------------------------------------------------
                                                                          (Address of Firm-- Please include ZIP code)


Address:                                                          ----------------------------------------------------------
        -----------------------------------------------                    (Address of Firm-- Please include ZIP code

-------------------------------------------------------
                 (Please include ZIP code)


Telephone No. (with area code):                                   Telephone No. (with area code) of Firm:


-------------------------------------------------------           -----------------------------------------------------------


Tax ID No.:                                                       Date:              , 2000
            -------------------------------------------                 -------------

-----------------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the 1934 Act (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instructions 6 and 11.

         2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at DTC of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth above and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Nasdaq trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

THE METHOD BY WHICH YOU DELIVER YOUR DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR OPTION AND RISK, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF YOU ELECT TO DELIVER YOUR DOCUMENTS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

         We will not accept any alternative, conditional or contingent tenders, nor will we purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

         3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the class or classes, and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates(s) listed and delivered to the Depositary will be deemed to have been tendered.

         5. Price at Which Shares are being Tendered. All Shares of Common Stock properly tendered and not validly withdrawn will be purchased for $11.00 per Share in cash, subject to the terms and the conditions of the Offer, including the proration and conditional tender provisions.

         6.  Signatures on Letter of Transmittal, Stock Powers and Endorsements.

                  (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

                  (b) If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

                  (c) If any tendered Shares are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

                  (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment of the Purchase Price is to be made or the certificate(s) for the Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

                  (e) If this Letter of Transmittal or any certificate(s) or stock powers(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to us of their authority to so act.

         7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. We will pay or cause to be paid any stock transfer taxes payable on the transfer to us of Shares purchased pursuant to the Offer. If, however:

                  (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

                  (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

                  (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

         8. Odd Lots. As described in Section 1 of the Offer to Purchase, if we are to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any stockholder who owns beneficially an aggregate of 99 or fewer Shares (excluding Shares attributable to individual accounts under the Stock Option Plans), and who tenders all of his or her Shares (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

         9. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If we are to purchase less than all Shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered pursuant to a Conditional Tender for which the condition was not satisfied by the preliminary proration shall be deemed withdrawn, subject to reinstatement if such conditional tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY LOT AT RANDOM ONLY FROM STOCKHOLDERS WHO CONDITIONALLY TENDER ALL OF THEIR SHARES. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a stockholder may assure that the purchase of Shares from the stockholder pursuant to the Offer will be treated as a sale of such Shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND THEREBY WILL BE DEEMED WITHDRAWN.

         10. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. If you do not designate an order, in the event that fewer than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Sections 1 and 14 of the Offer to Purchase.

         11. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

         12. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by us in our sole discretion, which determinations shall be final and binding on all parties. We reserve the absolute right to reject any or all tenders of Shares we determine not to be in proper form or the acceptance of which or payment for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and our interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as we shall determine. Neither we nor the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and no person will incur any liability for failure to give any such notice.

         13. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from J. Michael Mullin, Chief Financial Officer, U.S. Physical Therapy, Inc., 3040 Post Oak Blvd., Suite 222, Houston, Texas 77056 (telephone: (713) 297-7000).

         14. 31% Backup Withholding. Under federal income tax law, a stockholder who receives a payment pursuant to the Offer is required to provide the Depositary (as payor) with such stockholder's correct taxpayer identification number

("TIN") on IRS Substitute Form W-9 below. If the stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, payments that are made to the stockholder or other payee with respect to the Offer may be subject to 31% backup withholding.

         Certain stockholders (including, among others, corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit to the Depositary a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

         If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The box in Part 3 of the IRS Substitute Form W-9 may be checked if the submitting stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to the stockholder if a TIN is provided to the Depositary within 60 days.

         The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares.

         15. Withholding for Non-U.S. Stockholders. Although a non-U.S. stockholder may be exempt from U.S. federal income tax backup withholding, certain payments to non-U.S. stockholders are subject to U.S. withholding tax at a rate of 30%. The Depositary will withhold the 30% from gross payments made to non-U.S. stockholders pursuant to the Offer unless the Depositary determines that a non-U.S. stockholder is either exempt from the withholding or entitled to a reduced withholding rate under an income tax treaty. For purposes of this discussion, a "non-U.S. stockholder" is a stockholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the law of the United States or of any State or political subdivision of the foregoing, (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a trust with respect to which a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. trustees have the authority to control all substantial decisions. A non-U.S. stockholder will not be subject to the withholding tax on a payment from us pursuant to the Offer if the payment is effectively connected with the conduct of a trade or business in the United States by the non-U.S. stockholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. stockholder) and the non-U.S. stockholder has furnished the Depositary with a properly executed IRS Form 4224 prior to the time of payment.

         A non-U.S. stockholder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty must certify such to the Depositary by providing to the Depositary a properly executed IRS Form 1001 prior to the time payment is made. A non-U.S. stockholder may be eligible to obtain from the IRS a refund of tax withheld if such non-U.S. stockholder is able to establish that no tax (or a reduced amount of tax) is due.

         16. Lost, Destroyed or Stolen Certificates. If any of your certificate(s) representing Shares has been lost, destroyed or stolen, you should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares represented by the certificate so lost, destroyed or stolen. You will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Please allow at least ten to fourteen business days to complete such procedures.

-------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
-------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT                      Social Security number or
               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
FORM W-9                                                                                    _________/_________/_________
                                                                                     Employer identification number
                              -------------------------------------------------------------------------------------------------
PAYOR'S                       PART 2-- Certification-- Under penalties of perjury, I certify that:
REQUEST FOR                   (1) The number shown on this form is my correct Taxpayer Number (or I am waiting for a number
TAXPAYER                          to be issued to me) and
IDENTIFICATION                (2) I am not subject to backup withholding because (i) I am exempt from backup withholding,
NUMBER (TIN)                      (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest of dividends, or (iii)
                                  the IRS has notified me that I am no longer subject to backup withholding.
                              -------------------------------------------------------------------------------------------------
                              Certificate Instructions -- You must cross out
                              item (2) in Part 2 above if you have been
                              notified by the IRS that you are subject to
                              backup withholding because of underreporting
                              interest or dividends on your tax return.                  PART 3 --
                              However, if after being notified by the IRS                Awaiting TIN
                              that you are subject to backup withholding                 [ ]
                              you received another notification from the
                              IRS stating that you are no longer subject
                              to backup withholding, do not cross out item (2).


                              --------------------------------  Date         , 2000
                                          Signature                  --------


                              --------------------------------
                                    Name (please print)

-------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS IRS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON IRS SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF THIS IRS SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.


  Signature:                                    Date:                   , 2000
             --------------------------------        -------------------


  Name  (please print)
                      ---------------------------------------------------------

-------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON IRS SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and number to give the payer.

----------------------------------------------------------   -------------------------------------------------------
                                   GIVE THE                                                    GIVE THE NAME AND
                                   NAME AND SOCIAL                                             EMPLOYER
                                   SECURITY                                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:          NUMBER OF--               FOR THIS TYPE OF ACCOUNT:         NUMBER OF--
----------------------------------------------------------   -------------------------------------------------------
1. Individual                      The individual            6. Sole proprietorship            The owner(3)

2. Two or more individuals         The actual owner of       7. A valid trust, estate, or      The legal entity(4)
   (joint account)                 the account or, if           pension trust
                                   combined funds, the
                                   first individual on
                                   the account(1)

3. Custodian account of a minor    The minor(2)              8. Corporate                      The corporation
   (Uniform Gift to Minors Act)

                                                             9.  Association, club,            The organization
                                                                 religious, charitable,
                                                                 educational, or other
                                                                 tax-exempt organization

4. a.The usual revocable           The grantor-trustee(1)    10. Partnership                   The partnership
     savings trust account
     (grantor is also trustee)

   b.So-called trust account       The actual owner(1)       11. A broker or registered        The broker or
     that is not a  legal or                                 nominee                           nominee
     valid trust under state law

5. Sole proprietorship             The owner(3)              12. Account with the Department   The public entity
                                                                 of Agriculture in the name
                                                                 of a public entity (such as
                                                                 a state or local
                                                                 government, school
                                                                 district, or prison) that
                                                                 receives agricultural
                                                                 program payments
----------------------------------------------------------   -------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON IRS SUBSTITUTE FORM W-9

OBTAINING A NUMBER: If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding include the following:
o An organization exempt from tax under section 501(a), an individual retirement account, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
o The United States or any of its agencies or instrumentalities thereof.
o A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities thereof.
o A foreign government or any of its political subdivisions, agencies or instrumentalities thereof.
o An international organization or any of its agencies or instrumentalities thereof.

Other payees that may be exempt from backup withholding include:
o A corporation or a real estate investment trust.
o A financial institution.
o A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.
o A common trust fund operated by a bank under section 584(a).
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o A foreign central bank of issue.
o A middleman known in the investment community as a nominee or custodian.
o A trust exempt from tax under Section 664 or described in Section 4947.
o A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
o Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
o Payments of patronage dividends where the amount received is not paid in money.
o Payments made by certain foreign organizations.
o Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:
o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under section 852). o Payments described in section 6049(b)(5) to nonresident aliens.
o Payments on tax-free covenant bonds under section 1451.
o Payments made by certain foreign organizations.
o Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A and 6050N and their regulations.

PRIVACY ACT NOTICE.--Section 6109 requires you to give your taxpayer identification numbers to payers who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.